1
EQUITY AWARD

AGREEMENT
This AWARD

AGREEMENT (“Agreement”) is made and

entered into by and

between Ignacio Alvarez
(“Executive”) and Popular, Inc. (the “Corporation”) as of February 25, 2025.
WHEREAS , Executive is currently employed by the Corporation as Chief Executive Officer;
WHEREAS,

Executive has

decided to

voluntarily retire

from the

Corporation effective

June 30,

2025;
and
WHEREAS,

in

connection

with

the

2024

performance

year,

the

Corporation,

through

the

Talent

and
Compensation Committee

of the

Board of

Directors of

the Corporation

(the “Committee”),

has decided

to grant
Executive the equity award set forth in this Agreement; and
NOW THEREFORE,

in consideration of the promises,

and the agreements of the

parties set forth in this
Agreement,

and

other

good

and

valuable

consideration,

the

receipt

and

sufficiency

of

which

are

hereby
acknowledged, the parties hereby agree as follows:
1.
Equity

Award.

Subject

to

the

terms

and

conditions

set

forth

herein

and

the

continuous
employment of Executive

with the Corporation

until June 30, 2025

(the “Retirement Date”),

the
Committee

hereby

grants

Executive

an

equity

award

consisting

of

the

number

of

shares

of
Restricted

Stock

set

forth

in

Annex

hereto

(the

“Award”).

The

Award

is

made

under

the
Popular, Inc. 2020 Omnibus Incentive

Plan, as amended (the “Plan”), and, except as

otherwise
provided

herein,

shall

be

subject

to

the

terms

of

the

Plan.

Capitalized

terms

used

but

not
otherwise defined in this Agreement have the meanings given in the Plan.
2.
Equity Award Vesting

and Payout. Subject to this Section 2 and Section 6 of this Agreement:
(a)
Restricted Stock

Vesting

.

The Award

shall become

vested on

the one-year
anniversary of

the Retirement

Date, subject

to the

continuous employment of
Executive with the Corporation

until the Retirement

Date (the “Vesting Date”).
(b)
Death.

In

the

event

of

the

Executive’s

death

and

provided

that

Executive’s
rights in respect of the Award have not been previously terminated, the Award shall immediately

vest and

be paid

to the

representative of

Executive’s

estate
promptly after Executive’s death.
(c)
Disability.

If

Executive

becomes

subject

to

Disability

and

provided

that
Executive’s rights in respect

of the Award have not

been previously terminated,
the Award shall immediately vest and shall be

paid to Executive promptly

after
Executive becomes subject to Disability.
(d)
Payout.

The shares vested in accordance with this Section 2, will be delivered to Executive as

soon as administratively practicable,

generally within 45

days
following the date of vesting.
3. Termination of Award.

(a)
Except as

provided herein,

Executive’s

rights

in respect

of

the Awards

shall
immediately terminate, and

no Awards shall be paid in

respect thereof, if

at any
time prior to the Retirement Date Executive terminates his employment.
(b)
If the

Corporation terminates

Executive’s

employment for

Cause prior

to the
Retirement

Date,

Executive’s

Awards

shall

be

cancelled

and

the

provisions
under the Plan will apply.
4.
Non-transferability.

The

Award

(or

any

rights

and

obligations

hereunder)

may

not

be

sold,
exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of or hedged, in any manner (including

through the use

of any cash-settled

instrument), whether voluntarily or
involuntarily and whether by operation of law or otherwise, other than by will or by the laws of
descent and distribution.

5. Withholding, Consents and Legends.
(a)
Executive

shall

be

solely

responsible

for

any

applicable

taxes

(including,
without limitation, income

and excise taxes)

and penalties, and

any interest that
accrues thereon, incurred in connection with the Award.

The Corporation will
withhold shares of Common Stock for the payment of taxes in connection with
the vesting

of the

Restricted Stock

or upon

the occurrence

of any

other event
that, in accordance

with applicable

law, will generate a

tax liability

with regards
to the Award.

The Corporation will withhold

shares of Common Stock

with a
value equal to

the amount of

taxes that the

Corporation determines it

is required
to

withhold

under

applicable

laws

(with

such

withholding

obligation
determined based on

any applicable

minimum statutory withholding

rates). The
Corporation

will

use

the

Fair

Market

Value

of

the

Common

Stock

on

the
Vesting Date or such other

date, as applicable,

in order to

determine the number
of shares to

be withheld. If

Executive wishes to

remit cash to

the Corporation
(through payroll deduction or

otherwise), in each case

in an amount sufficient
in

the

opinion

of

the

Corporation

to

satisfy

such

withholding

obligation,
Executive must notify

the Corporation in

advance and do

so in compliance

with
all applicable laws and pursuant to such rules as the Corporation may establish from

time

to

time,

including,

but

not

limited

to,

the

Corporation’s

Insider
Trading Policy.

(b) Executive’s right to receive shares pursuant to the Award is conditioned on the receipt to the reasonable satisfaction of the Committee of any required documentation that the Committee may reasonably determine to be necessary or advisable.
6.
Restrictive Covenants.

(a)
In consideration of the

terms of the Award,

Executive agrees to the

restrictive
covenants

and

associated

remedies

as

set

forth

below,

which

exist
independently of

and in addition

to any obligation

to which Executive

is subject
under

the

terms

of

any

other

agreement

with

the

Corporation

or

any

of

its
subsidiaries (Collectively, “Popular”).
(b)
For a period

of one year

immediately following the

Retirement Date, Executive
will

not

do

any

of

the

following,

either

directly

or

indirectly

or

through
associates, agents, or employees:

(i)
work or associate

(including as a

director, officer, employee,
partner,

consultant,

agent

or

advisor)

with

or

otherwise
provide

services

to,

or

operate,

manage

or

control

in

any
way,

a

Competitive

Enterprise

performing

the

same

or
similar duties as

those which were

performed by Executive
in

Popular

during

the

12-month

period

immediately
preceding

the

Retirement

Date.

“Competitive

Enterprise”
means

any

business

enterprise

that

either

(1)

engages

in
commercial or

consumer financial

services, retail

banking,
internet

banking,

or

other

financial,

investment,

financial
advisor,

trust or

insurance services

to either

commercial or
consumer customers

in the

Commonwealth of

Puerto Rico
or the

States of

New York

or Florida,

or (2)

holds a

5% or
greater equity,

voting or

profit participation

interest in

any
enterprise that engages in such a competitive activity within the

Commonwealth

of

Puerto

Rico

or

the

States

of

New
York or Florida;
(ii)
solicit, recruit

or assist

in the

solicitation or

recruitment of
any

employee

or

consultant

of

Popular

(or

who

was

an
employee

or

consultant

of

Popular

within

the

prior

six
months

of

the

Retirement

Date)

for

the

purpose

of
encouraging that employee or

consultant to leave Popular’s
employ or sever an agreement for services; or

(iii)
solicit,

participate

in

or

assist

in

the

solicitation

of

any

of
Popular’s

customers

serviced

by

Executive

or

with

whom
Executive

had

a

Material

Contact

and/or

regarding

whom
Executive received

Confidential Information

(as defined

in
Popular’s Code of Ethics) during the three-year period prior to the Retirement Date who

were still customers of Popular
during the

immediately preceding 12-month

period, for

the
purpose

of

providing

products

or

services

in

competition
with

Popular’s

products

or

services.

"Material

Contact"
means interaction

between the

Executive and

the customer
within

the

three

years

prior

to

the

Retirement

Date

which
takes

place

to

manage,

service

or

further

the

business
relationship.
The term

“Solicit”, when

used in

this section,

will mean

any direct

or indirect

communication of

any kind

regardless
of who initiates it, that in any way invites, advises, encourages or requests any person to take any action; provided that such term

will not be

deemed to include

solicitation by public

advertisement media of

general distribution (i.e.,
not targeted to present employees, consultants

or customers of Popular) without

specific instruction or direction by
Executive.
If Executive breaches any of the terms of this restrictive covenant, all outstanding Restricted Stock awarded under the

Agreement

held

by

Executive

shall

be

immediately

and

irrevocably

forfeited

for

no

consideration.

This
paragraph

does

not

constitute

the

Corporation’s

exclusive

remedy

for

violation

of

the

restrictive

covenant
obligations, and the Corporation may seek

any additional legal or equitable remedy, including injunctive relief,

for
any such violation.
7.
Section 409A.

Shares awarded under

this Agreement are

intended to be

exempt from Section
409A of the U.S. Code, to the extent

applicable, and this Agreement is intended to, and

shall be
interpreted,

administered

and

construed

consistent

therewith.

The

Committee

shall

have

full
authority to give effect to the intent of this Section 7.

8.
No Rights to

Continued Employment. Nothing

in this Agreement

shall be construed

as giving
you any right to continued employment by

the Corporation or any of its

affiliates or affect any
right that

the Corporation

or any

of its

affiliates may

have to

terminate or

alter the

terms and
conditions of your employment.

9.
Successors and Assigns of

the Corporation.

The terms and conditions of

this Agreement shall
be binding upon, and shall inure to the benefit of, the Corporation and its successor entities.
10.
Committee Discretion.

Subject to the

terms of the

Plan, the Committee

shall have full

discretion
with respect

to any

actions to

be taken

or determinations

to be

made in

connection with

this
Agreement, and its determinations shall be final, binding and conclusive.
11.
Amendment.

The Committee reserves the right at any time

to amend the terms and conditions
set forth in

this Agreement; provided that,

notwithstanding the foregoing, no

such amendment
shall

materially

adversely

affect

Executive’s

rights

and

obligations

under

this

Agreement
without Executive’s

consent (or

the consent

of Executive’s

estate, if

such consent

is obtained
after Executive’s death), and

provided, further, that the

Committee may not

postpone the payout
of shares

to occur

at any

time after

the applicable

time provided

for in

this Agreement.

Any
amendment

of

this

Agreement

shall

be

in

writing

signed

by

an

authorized

member

of

the
Committee or a person or persons designated by the Committee.
12.
Adjustment; Other Plan

Provisions.

Subject to Section

11, the Committee shall adjust

equitably
the terms of this Award in accordance with Section 5.3 of the Plan, if applicable. Subject to the terms of this

Agreement, the

Restricted Stock shall

be subject to

the terms

of the Plan,

including,
but

not limited

to, the

provisions of

Section 8.4

related to

dividends and

voting rights.

Cash
dividends

paid

on

the

Restricted

Stock

and

on

all

of

the

Common

Stock

that

may

be
subsequently acquired with such cash

dividends, will be invested

in the purchase of

additional
shares

of

Common

Stock

of

the

Corporation

in

accordance

with

the

Popular,

Inc.

Dividend
Reinvestment

and

Stock

Purchase

Plan

(the

“DRIP”);

such

shares

are

not

subject

to

the
restrictions and

are immediately

vested. The

Restricted Stock

shall be

held in

custody by

the
Fiduciary Services Division of Banco Popular de Puerto Rico.
13.
Governing

Law

and

Jurisdiction.

This

Agreement

shall

be

governed

by

and

construed

in
accordance with the laws of the Commonwealth of Puerto Rico, without regard to principles of conflicts of laws.

Any civil action

or legal proceeding

arising out of

or relating to

the Agreement
will be brought exclusively in the courts of the Commonwealth of Puerto Rico.
14.
Severability.

Should a court or arbiter with competent jurisdiction determine that any clause in this Agreement is illegal, invalid, or unenforceable

under present or future law,

such provision
will be fully severable, and the remaining provisions of the Agreement will remain in full force and effect.
15.
Incentive

Recoupment.

The

Award

shall

be

subject

to

the

terms

of

the

Popular,

Inc.
Compensation Recoupment

Policy in

effect

as

of

the Grant

Date

and as

such policy

may be
required to be modified in accordance with applicable law or regulation.
16.
Headings.

The headings in this Agreement are for the purpose of convenience only and are not intended to define or limit the construction of the provisions hereof.
17. Counterparts. The Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.
[Signature Page Follows]

IN

WITNESS

WHEREOF,

the

Corporation

and

Executive

have

caused

this

Agreement

to

be

duly
executed and delivered as of February 25, 2025.
POPULAR, INC. ACCEPTED:
By:

Eduardo Negrón
By:

Ignacio Alvarez
Title:

Executive Vice

President and Chief

Executive
Officer
Title: Chief Executive Officer
/s/ Eduardo Negrón /s/ Ignacio Alvarez
Signature Signature

ANNEX 1
POPULAR, INC.
AWARD
Recipient: Ignacio Alvarez
Restricted Stock
Grant Date: February 25, 2025
Total Dollar Value

of Award: $3,390,000
Common Stock Market Price as of closing on Grant Date: $100.37
Total Shares of Restricted Stock Awarded:

33,776

Restricted Stock Vesting Date: June 30, 2026